UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2022 (April 15, 2022)
COLONY BANKCORP, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-12436	58-1492391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
115 South Grant Street, Fitzgerald, Georgia 31750
(Address of principal executive offices) (Zip Code)
(229) 426-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Colony Bankcorp, Inc. (the “Company”), the bank holding company for Colony Bank (the “Bank”), with the Securities and Exchange Commission on April 15, 2022 (the “Original Form 8-K”). The Original Form 8-K inadvertently reported an incorrect effective date of Mr. Andrew Borrmann’s appointment as Executive Vice President and Chief Financial Officer of the Company and the Bank as June 8, 2022. The correct effective date of his appointment is April 15, 2022. Other than updating the effective date of Mr. Borrmann’s appointment, no other disclosure in the Original Form 8-K is amended by this Form 8-K/A.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: April 20, 2022	By:	/s/ T. Heath Fountain
T. Heath Fountain
President and Chief Executive Officer